                                                                    EXHIBIT (23)



INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-28310, No. 33-16934, No. 2-56896, and No. 33-50071 on Form S-8 and No. 33-56415
on Form S-3 of our reports dated April 5, 1996, appearing in or incorporated by reference in this Annual Report on Form 10-K of SUPERVALU INC. for the year ended February 24, 1996.



/s/ Deloitte & Touche LLP

Minneapolis, Minnesota
May 23, 1996